UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 4, 2023

(Exact name of registrant as specified in its charter)

Delaware	001-35720	45-3052669
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 Koch Road, Corte Madera, California 94925

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (415) 924-1005

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	RH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors (the “Board”) of RH (the “Company”) previously approved, subject to stockholder approval, the RH 2023 Stock Incentive Ownership Plan (the “2023 Plan”). The 2023 Plan provides for the issuance of up to 3,000,000 shares of the Company’s common stock pursuant to awards under the 2023 Plan. At the Company’s special meeting of shareholders (the “Special Meeting”) on April 4, 2023, the Company’s shareholders voted to approve the 2023 Plan, and the 2023 Plan became effective upon such approval. The 2023 Plan is described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 6, 2023 (the “Proxy Statement”), which description is incorporated by reference herein. The description of the 2023 Plan in the Proxy Statement and herein are qualified in their entirety by reference to the 2023 Plan, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Special Meeting, holders of 18,633,909 shares of the Company’s common stock were present in person or represented by proxy.  The following are the voting results of the proposal to approve the 2023 Plan that was presented to the Company's shareholders at the Special Meeting:

Proposal 1: Approval of the 2023 Plan

The 2023 Plan was approved. The following votes were taken in connection with this proposal:

Votes For	Votes Against	Abstentions
9,260,037	8,299,485	1,074,387

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.
Exhibit No.	Description

10.1	RH 2023 Stock Incentive Plan, incorporated by reference to Annex A to the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on March 6, 2023.

104	Cover Page Interactive Data File—the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 5, 2023	By:	/s/ Jack Preston
Jack Preston
Chief Financial Officer